                                                                  Exhibit 10.22


                AMENDMENT NO. 4 TO MANAGEMENT SERVICES AGREEMENT


      FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Management Services Agreement ("MSA") dated November 29, 2001, effective as of February 29, 2000, between PEARSON PLC and INTERACTIVE DATA CORPORATION, as amended, is hereby further amended effective as of September 16, 2004, (the "Effective Date"), as follows:

  1. Schedule 1 and Schedule 17 are deleted in their entirety and replaced with revised Schedule 17 "Financial Accounting Services", a copy of which is attached hereto and made a part hereof.

  2.  Schedule 5 is amended by deleting the reference to FTMarketwatch.com.

  3. Schedule 6 is deleted in its entirety and replaced with revised Schedule 6 "Computer and Accounting System Support Services", a copy of which is attached hereto and made a part hereof.

  4.  Schedules 2, 16, 23, 24, 25, 27, 32 are deleted in their entirety.


  5. Schedule 34 is deleted in its entirety and replaced with revised Schedule 34, a copy of which is attached hereto and made a part hereof.

  6.  Schedule 37 is terminated effective as of December 31, 2004.

  7. Schedules 42 and 43, copies of which are attached hereto, are added as new Schedules to the MSA.

      Except as hereby expressly amended, the MSA is in all other respects ratified and confirmed. This Amendment shall be subject to all of the terms and conditions of the MSA. Except as hereby amended, the MSA is in all other respects ratified and confirmed.


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.


                                       PEARSON PLC


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       INTERACTIVE DATA
                                         CORPORATION


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE 6
                 COMPUTER AND ACCOUNTING SYSTEM SUPPORT SERVICES
                            (MODIFIED SEPTEMBER 2004)


Service Provider:    Financial Times Group Limited (UK) ("FT")

Service Recipient:   FT Interactive Data (Europe) Limited ("FT Interactive
                     (Europe)")

Service Description: FT will provide FT Interactive (Europe) with the following computer and accounting system support services:

                     1. Provide support of SUN Accounts, SUN Business, Recurring Invoicing, Combined Records, Debtor Management, Vision Excel, Collect, Hyperion PRIME, Dbase, Mercury applications.

                     2.  Provide helpdesk facilities via telephone or email

                     3.  Provide necessary upgrades to existing software

                     4.  Perform all application repairs and maintenance

                     5. Perform a level of ad hoc systems-related project work, subject to support and group development requirements.

                     6. Provide Oracle, Unix, NT and Citrix support for FT Interactive Data (Europe) to access the SUN and Vision database application and Citrix servers.

                     7.  Provide backup for DoL production.

                     8. Provide access to FT workstation for use of BACs system for payments

Primary Contacts:    Head of Finance Systems, Financial Times Limited, Number
                     One Southwark Bridge, London, SE1 9DL, England

                     European Finance Director, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees:                119,899 GBP

Service Period:      Commencing February 29, 2004, as revised August 2004 and
                     continuing thereafter until such time as the service is terminated in accordance with the terms of the Agreement

Notice Period for    1 year.
Termination:

                                   SCHEDULE 17
                          FINANCIAL ACCOUNTING SERVICES
                            (MODIFIED SEPTEMBER 2004)


Service Provider:    Financial Times Group Limited (UK) ("FT")

Service Recipient:   FT Interactive Data (Europe) Limited ("FT Interactive
                     (Europe)")

Service Description: FT will provide FT Interactive (Europe) with the following financial accounting services:

                     1.  Cashiering Services

                         (a)  Banking

                              (i) Cheques and cash received will be written up into banking deposit book

                              (ii) Cashier will ensure that all cheques and cash are banked within 24 hours of receipt

                         (b)  Reconciling and Posting

                              (i) Reconcile BACS remittance advice received in post to bank statement daily; pass all details to sales ledger each day

                              (ii)  Reconcile Direct Debits per the bank
                                    statement to nominal ledger and pass details to purchase ledger each day

                              (iii) Transmit weekly all PDQI payment requests
                                    and pass all information to sales ledger when monies are received

                              (iv) Using electronic statements printed from Hexagon, post all electronic receipts to relevant accounts daily

                              (v)   Reconcile all bank accounts weekly and
                                    inform all relevant parties by email of any outstanding amounts

                         (c) Queries: Liaise with HSBC Bank Plc regarding any queries that arise on bank statements

                         (d) Purchase Foreign Currency: Receive approved paperwork from managers requesting foreign currency for trips abroad and ensure that they receive funds on time

                     2.  Monthly Financial Reporting

                         (a)  Fixed assets reviewed and analyzed

                              (i) Agree fixed assets posted to SUN to the nominal ledger and post differences

                              (ii)  Run monthly depreciation based on group
                                    policy

                              (iii) Prepare all journals relating to disposals
                                    and inter-company transfers of fixed assets

                              (iv) Prepare all fixed assets tax analysis and financial reporting schedules for the year end

                              (v)   Provide ad hoc information as and when
                                    requested

                         (b)  Staff Season Ticket Loans and Personal Loans

                              (i)   Provide details of new employee season
                                    ticket loans and personal loans

                              (ii)  Update the loan balances

                              (iii) Reconcile the normal ledger to the balance
                                    advised by ADP posting adjustments as
                                    required

                              (iv)  Query employee loans appearing as
                                    reconciling items for more than one month with ADP and make adjustments

                         (c)  Inter-company Balances Reconciled

                              (i) Reconcile monthly all inter-company balances between all group companies and FT Interactive (Europe)

                              (ii)  Notify management accountants of any
                                    unresolved or disputed balances and journal any necessary adjustments

                              (iii) Complete the inter-company matrix and send
                                    directly to FT Interactive Data Corporation

                     3.  Taxation Support

                         (a)  Advise of relevant VAT developments

                         (b) Prepare VAT returns and submit to Customs and Excise by reporting date

                         (c) VAT query helpline for specific tax guidance; available for issues of principle (eg interpretation of changes to tax legislation) rather than routine inquiries (eg VAT charge on an invoice)

                         (d) Prepare annual PSA return and submit it to Inland Revenue

                     4.  Cash Allocation

                         (a)  Process on the sales ledger all cash receipts

                              (i) Process and allocate to the appropriate sales debtor all payment receipts as supplied by the cashier's office within 48 hours (but always 100% by month-end close), to include accounting entries for bank charges and any exchange differences

                         (b)  Control and reconcile unallocated cash account

                              (i) Reconcile debtor suspense and ensure balance is zero at the end of each month

                              (ii) Reconcile unallocated cash on a regular basis and ensure balance remains below 20,000 GBP

                              (iii) Inform FT Interactive (Europe) controllers
                                    when unidentified cash is received

                     5.  Reports

                         (a)  Cash Spreadsheet

                              (i) Update cash spreadsheet daily for all cash receipts posted to the sales ledger

                              (ii) Ensure that cash spreadsheet is distributed to credit controllers on a daily basis and to FT Interactive (Europe) management on a weekly basis

                     6.  Annual Reporting

                         (a) Preparation of year-end file and annual statutory accounts for review and sign off by auditors

Primary Contacts:    FT Publishing Group Controller, Financial Times Limited,
                     Number One Southwark Bridge, London, SE1 9DL, England

                     European Finance Director, FT Interactive Data (Europe) Limited, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL, England

Fees:                139,552 GBP

Service Period:      Commencing February 29, 2004, as revised August 2004 and
                     continuing thereafter until such time as the service is terminated in accordance with the terms of the Agreement

Notice Period for       1 year.
Termination:

                                   SCHEDULE 34
                           FINANCIAL TIMES - FTS VIEW
                            (MODIFIED SEPTEMBER 2004)



Service Provider:    FT Interactive Data (Europe) Limited ("FTID")

Service Recipient:   The Financial Times Limited ("Financial Times")

Service Description: Facilitate matching of news stories with home ticker codes using FTS (view only) and Securities Alert services

Primary Contacts:    Lisa Moore, Customer Services Manager, FT Interactive Data
                     (Europe) Limited, Fitzroy House, 13-17 Epworth Street,
                     London, EC2A 4DL, England

                     Kathryn Roberts, Financial Times, Number One
                     Southwark Bridge, London, SE1 9HL

Fees:                5 view licences         GBP 6,500 p.a. (in aggregate) plus

                     Securities Alert File(s):

                     Up to 10,000 securities                   GBP 0.80 per security p.a.
                     Between 10,001 to 20,000 securities       GBP 0.50 per security p.a.
                     Greater than 20,000 securities            GBP 0.25 per security p.a.
                     Subject to a minimum of 5,000 securities

                     For example, for 18,000 securities it is .80 x 10,000 plus .50 x 8000. Total amount due would be 18,500 GBP

                     Thereafter, Charges are subject to variation by FTID giving Financial Times at least 3 months notice in writing. All costs quoted are exclusive of VAT and will be paid quarterly in advance.

Service Period:      Commencing in May, 2001 and continuing thereafter until
                     such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for
Termination:         3 months

                                   SCHEDULE 42
                               FT.COM - REMOTEPLUS

Service Provider:    FT Interactive Data (Europe) Limited ("FTID")


Service Recipient:   The Financial Times Limited ("Financial Times") trading as
                     FT Research Centre

Service Description: FTID will provide access to Remoteplus via user id D4HFINN.
                     This is to be used to facilitate the FT Research Centre in research for their clients both for current data and for time series (historical) data. In the majority of cases the data will be use to calculate or crunch numbers, therefore adding value to the information. However, from time to time the FT Research Centre will be required to provide data in its raw format.

                     This is based on the understanding that the clients agree in turn not to use this data for onward publication to any degree, and that accreditation is given where Remoteplus is used.

Primary Contacts:    Lisa Moore. Customer Services Manager, FT Interactive Data
                     (Europe) Limited, Fitzroy House, 13-17 Epworth Street,
                     London, EC2A 4DL, England

                     Robert Santiago, Head FT Research Centre, The Financial Times Limited, Number One Southwark Bridge, London, SE1 9HL

Fees: A 30 % royalty will be charged based on revenues gained by the FT Research Centre resulting from Remoteplus. A minimum return will be applied of 2500 GBP pa, which will be billed quarterly in advance. Any additional revenues generated from the royalty return will be billed in arrears. Royalty details will be provided by FT Research Centre, no later that 14 days after each quarter end.

                     Fees quoted are exclusive of VAT and all fixed/ minimum charges will be subject to annual increases as notified in advance

Service Period:      Commencing 01/01/2004, and continuing thereafter until such time as the service is terminated in accordance with the agreement.

Notice Period for    3 months
Termination:

                                   SCHEDULE 43
                        HONG KONG OFFICE SPACE & SERVICES

Service Provider:    The Financial Times (Hong Kong) Limited (`FTHK')

Service Recipient:   FT Interactive Data (Hong Kong) Limited & GTIS Hong Kong

Service Description: Provision of Office Space at Suite 2903-2909, Level 29, Two
                     International Finance Centre, No. 8 Finance Street, Central, Hong Kong and related services (as listed on attached Schedule) for use by Interactive Data Corporation's FTID and GTIS subsidiary. operations in Hong Kong, including recharges for actual charges levied by third parties and paid locally by FTHK for related services.

Primary Contacts     For FTHK: Financial Controller,
(Relationship        The Financial Times (Hong Kong) Limited, 6/F, Suite
Managers):           609-612, One International Finance Centre, No. 1 Harbour
                     View Street Central, Hong Kong

                     For FTID-HK: Financial Controller, FT Interactive Data, 1155 Malvern Road, Victoria 3144 Melbourne, Australia

                     For GTIS : Executive Vice President (currently Adam Kanciper), GTIS, 100 William Street, 17th Floor, New York, NY 10038

Fees:                As per attached Exhibit A.

                     Office rent may be proportionately increased by FTHK if the rent charged to FTHK by the Hong Kong landlord is increased.

                     Any increase to be proportionate to overall lease increase. Any other charges other than those set forth on the Schedule only by written agreement between FTHK, Financial Controller, and Interactive on behalf of FT Interactive Data, Australia and GTIS as appropriate.

Service Period:      Commencing July 1, 2003, and continuing thereafter until
                     such time as the service is terminated in accordance with the Agreement.

Notice Period for    By either party, upon 90 days advance written notice
Termination:

Exhibit A to Schedule 43 to MSA

THE FINANCIAL TIMES (HK) LTD RECHARGES TO FT INTERACTIVE DATA (HONG KONG) LIMITED & GTIS HONG KONG

                                                                                FTID HK 2004  GTIS HK 2004    TOTAL      TOTAL
                                                                                  ESTIMATED    ESTIMATED    ESTIMATED  ESTIMATED
                                                                                   ANNUAL        ANNUAL       ANNUAL     ANNUAL
                                                                                   AMOUNT        AMOUNT       AMOUNT     AMOUNT
EXPENSE DESCRIPTION                              SHARE BASIS                        HK $          HK $         HK $       US $
----------------------------------  ------------------------------------------  ------------  ------------  ---------  ---------
Office Rent/ Management fee         Floorspace (based on number of Staff plus
                                    appropriate share of common area)             360,000       240,000      600,000     76,923
Cleaning (office, phones, windows,  Floorspace (based on number of Staff plus
carpets)                            appropriate share of common area)               1,200           360        1,560        200
Electricity    .                    Floorspace (based on number of Staff plus
                                    appropriate share of common area)               9,600         2,400       12,000      1,538
Shared Receptionist MPF (pension)   Floorspace (based on number of Staff plus
                                    appropriate share of common area)                 720           240          960        123
Office expenses                     Floorspace (based on number of Staff plus
                                    appropriate share of common area)               3,600           960        4,560 .      585
Pantry                              Floorspace (based on number of Staff plus
                                    appropriate share of common area)               1,200           360        1,560        200
Property Taxes                      Floorspace (based on number of Staff plus
                                    appropriate share of common area)              12,000         3,600       15,600      2,000
Shared Receptionist Salary          Floorspace (based on number of Staff plus
                                    appropriate share of common area)              14,400         3,600       18,000      2,308
Stationery                          Floorspace (based on number of Staff plus
                                    appropriate share of common area)               1,200           360        1,560        200
Hexagon fee (on line bank           Equally shared by 3 companies using the
account lookup facility)            service (FT HK, FTEP & FTID)                    2,720                      2,720        349
Mobile phone charges                Actual usage                                   48,000                     48,000      6,154
Telephone Cost                      Actual usage                                    7,200         2,400        9,600      1,231
Postage                             Actual usage                                      600           360          960        123
Payroll administration fee          Based on Number of staff - 3 (HK$500 each)     18,000                     18,000      2,308
MPF (pension) recharge              5% of monthly salary with maximum of
                                    HK$2,000 per head                              48,000                     48,000      6,154

TOTAL                                                                             528,440       254,640      783,080    100,395

NOTE 1: COST IS AN ESTIMATE IF IT IS VARIABLE EXPENSES.
NOTE 2: FX RATE USED IS US$1 = HK$ 7.80